Exhibit 99.1

Limelight Networks® Reports Fourth Quarter and Full Year 2013 Financial Results

  Q4 Revenue of $42.2 million, and net loss of $5.1 million, or $0.05 per basic share
  $118.5 million, or $1.22 per basic share, of cash and cash equivalents and marketable securities
  Sold Web Content Management (WCM) business
  The Board of Directors authorized a $15 million share repurchase program

TEMPE, Ariz.--(BUSINESS WIRE)--February 13, 2014--Limelight Networks, Inc. (Nasdaq:LLNW), a global leader in digital content delivery, today reported revenue of $42.2 million for the quarter ended December 31, 2013, compared to $46.5 million for the fourth quarter of 2012.

On a GAAP basis, the company reported a net loss of $5.1 million or $0.05 per basic share for the fourth quarter of 2013, compared to a loss of $12.2 million, or $0.12 per basic share in the same period of 2012. The fourth quarter of 2013 included a $3.8 million gain, or $0.04 per basic share, on the sale of the company’s WCM business.

On a non-GAAP basis, net loss was $5.1 million, or $0.05 per basic share for the quarter ended December 31, 2013, compared to a non-GAAP net loss of $5.6 million or $0.06 per basic share in the fourth quarter of 2012.

The company reported revenue of $173.4 million for the year ended December 31, 2013, compared to $180.2 million for 2012.

On a GAAP basis, the company reported a net loss of $35.4 million, or $0.37 per basic share for the year ended December 31, 2013, compared to a loss of $32.9 million, or $0.32 per basic share in the same period of 2012.

On a non-GAAP basis, net loss was $23.0 million, or $0.24 per basic share for the year ended December 31, 2013, compared to a non-GAAP net loss of $22.0 million or $0.22 per basic share in the same period of 2012. Limelight ended the year with 482 employees.

“We are one year into our turnaround efforts to strengthen operations and improve our financial performance. The sale of WCM helps us focus our resources on our core capabilities,” said Bob Lento, Chief Executive Officer. “Looking ahead, with a clearer value proposition for our customers, we aim to reduce customer churn, improve customer satisfaction, and steadily improve our financial performance. While I’m encouraged by the progress we made in 2013, we have more work ahead of us in 2014.”

Financial Tables

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	December 31,	December 31,
	2013	2012
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$85,956	$108,915
Marketable securities	32,506	19,040
Accounts receivable, net	21,430	26,602
Income taxes receivable	371	471
Deferred income tax	93	38
Prepaid expenses and other current assets	8,192	12,308
Total current assets	148,548	167,374
Property and equipment, net	32,905	41,251
Marketable securities, less current portion	46	18
Deferred income tax, less current portion	1,307	2,838
Goodwill	77,035	80,278
Other intangible assets, net	2,354	6,387
Other assets	6,103	6,735
Total assets	$268,298	$304,881

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$5,473	$6,730
Deferred revenue	3,523	6,892
Capital lease obligation	466	1,301
Income taxes payable	799	519
Other current liabilities	15,022	14,866
Total current liabilities	25,283	30,308
Capital lease obligation, less current portion	358	824
Deferred income tax	321	461
Deferred revenue, less current portion	1,500	797
Other long-term liabilities	3,505	5,261
Total liabilities	30,967	37,651
Commitments and contingencies	-	-
Stockholders' equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; no shares issued and outstanding	-	-
Common stock, $0.001 par value; 300,000 shares authorized at December 31, 2013 and December 31, 2012; 97,677 and 98,038 shares issued and outstanding at December 31, 2013 and December 31, 2012, respectively	98	98
Additional paid-in capital	458,748	452,258
Contingent consideration	-	33
Accumulated other comprehensive loss	(1,663)	(709)
Accumulated deficit	(219,852)	(184,450)
Total stockholders' equity	237,331	267,230
Total liabilities and stockholders' equity	$268,298	$304,881

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Twelve Months Ended

	December 31,	September 30,	December 31,	December 31,	December 31,
	2013	2013	2012	2013	2012

Revenues	$42,200	$42,656	$46,471	$173,433	$180,236
Cost of revenue:
Cost of services * +	22,061	22,138	21,866	88,783	85,226
Depreciation - network	4,864	5,278	7,009	22,942	27,992
Total cost of revenue +	26,925	27,416	28,875	111,725	113,218
Gross profit	15,275	15,240	17,596	61,708	67,018
Operating expenses:
General and administrative * +	7,882	8,244	10,536	31,904	34,500
Sales and marketing *	9,929	10,363	10,613	41,474	45,044
Research and development *	5,189	5,423	5,075	22,003	20,182
Depreciation and amortization	1,479	1,433	1,514	5,804	5,843
Total operating expenses +	24,479	25,463	27,738	101,185	105,569

Operating loss	(9,204)	(10,223)	(10,142)	(39,477)	(38,551)

Other income (expense):
Interest expense	(12)	(15)	(41)	(76)	(177)
Interest income	82	89	79	321	356
Gain on sale of cost basis investment	-	-	-	-	9,420
Other, net	4,489	(557)	(20)	4,643	(602)
Total other income (expense)	4,559	(483)	18	4,888	8,997

Loss from continuing operations before income taxes	(4,645)	(10,706)	(10,124)	(34,589)	(29,554)
Income tax expense	59	197	167	387	481

Loss from continuing operations	(4,704)	(10,903)	(10,291)	(34,976)	(30,035)

Discontinued operations:
Loss from discontinued operations, net of income taxes	(411)	(15)	(1,943)	(426)	(2,861)

Net loss	$(5,115)	$(10,918)	$(12,234)	$(35,402)	$(32,896)

Net loss per share:
Basic
Continuing operations	$(0.05)	$(0.11)	$(0.10)	$(0.36)	$(0.30)
Discontinued operations	$(0.00)	$(0.00)	$(0.02)	$(0.01)	$(0.02)
Total	$(0.05)	$(0.11)	$(0.12)	$(0.37)	$(0.32)

Diluted
Continuing operations	$(0.05)	$(0.11)	$(0.10)	$(0.36)	$(0.30)
Discontinued operations	$(0.00)	$(0.00)	$(0.02)	$(0.01)	$(0.02)
Total	$(0.05)	$(0.11)	$(0.12)	$(0.37)	$(0.32)

Shares used in per share calculations:
Basic	97,380	96,949	98,765	96,851	101,283
Diluted	97,380	96,949	98,765	96,851	101,283

* Includes share-based compensation (see supplemental table for figures)

+ Includes reclassifications to match current year presentation
(See summary of reclassifications for detail)

LIMELIGHT NETWORKS, INC.
SUPPLEMENTAL FINANCIAL DATA
(In thousands)
(Unaudited)

	Three Months Ended			Twelve Months Ended

	December 31,	September 30,	December 31,	December 31,	December 31,
	2013	2013	2012	2013	2012
Supplemental financial data (in thousands):

Share-based compensation:

Cost of revenues	$356	$499	$522	$1,873	$2,117
General and administrative	1,154	1,591	1,873	5,971	6,511
Sales and marketing	348	638	601	2,245	3,104
Research and development	687	495	644	2,256	2,743

Total share-based compensation	$2,545	$3,223	$3,640	$12,345	$14,475

Depreciation and amortization:

Network-related depreciation	$4,864	$5,278	$7,009	$22,942	$27,992
Other depreciation and amortization	797	722	787	2,961	2,972
Amortization of intangible assets	682	711	727	2,843	2,871

Total depreciation and amortization	$6,343	$6,711	$8,523	$28,746	$33,835

Net increase (decrease) in cash, cash equivalents and marketable securities:	$6,237	$(6,603)	$(2,012)	$(9,465)	$(12,277)

End of period statistics:

Approximate number of active customers	1,295	1,341	1,451	1,295	1,451

Number of employees	482	508	511	482	511

LIMELIGHT NETWORKS, INC.
SUMMARY OF RECLASSIFICATIONS
(In thousands)
(Unaudited)

	Three Months Ended			Twelve Months Ended

	December 31,	September 30,	December 31,	December 31,	December 31,
	2013	2013	2012	2013	2012
Summary of reclassifications (in thousands):

Cost of services
As previously reported	22,061	21,773	21,529	88,783	83,723
Reclassification	-	365	337	-	1,503
After Reclassification	22,061	22,138	21,866	88,783	85,226

Total cost of revenue
As previously reported	26,925	27,051	28,538	111,725	111,715
Reclassification	-	365	337	-	1,503
After reclassifications	26,925	27,416	28,875	111,725	113,218

Gross profit
As previously reported	15,275	15,605	17,933	61,708	68,521
Reclassifications	-	(365)	(337)	-	(1,503)
After reclassifications	15,275	15,240	17,596	61,708	67,018

General and administrative
As previously reported	7,882	8,609	10,873	31,904	36,003
Reclassifications	-	(365)	(337)	-	(1,503)
After reclassifications	7,882	8,244	10,536	31,904	34,500

Total operating expenses
As previously reported	24,479	25,828	28,075	101,185	107,072
Reclassifications	-	(365)	(337)	-	(1,503)
After reclassifications	24,479	25,463	27,738	101,185	105,569

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended			Twelve Months Ended

	December 31,	September 30,	December 31,	December 31,	December 31,
	2013	2013	2012	2013	2012

Operating activities
Net loss	$(5,115)	$(10,918)	$(12,234)	$(35,402)	$(32,896)
Loss from discontinued operations	(411)	(15)	(1,943)	(426)	(2,861)
Net loss from continuing operations	(4,704)	(10,903)	(10,291)	(34,976)	(30,035)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	6,343	6,711	8,523	28,746	33,835
Share-based compensation	2,545	3,223	3,640	12,345	14,475
Deferred income taxes	(119)	80	261	(328)	(38)
Foreign currency remeasurement (gain) loss	(27)	641	(276)	(531)	(103)
Loss on sale of property and equipment	417	3	70	442	89
Accounts receivable charges	206	225	905	965	2,010
Amortization of premium on marketable securities	176	182	107	639	472
Gain on sale of cost basis investment	-	-	-	-	(9,420)
Gain on sale of the Web Content Management business	(3,836)	-	-	(3,836)	-
Non cash increase in cost basis investment	-	-	-	-	(528)
Changes in operating assets and liabilities:
Accounts receivable	2,404	(1,398)	901	2,581	(567)
Prepaid expenses and other current assets	(707)	(33)	(76)	1,222	2,910
Income taxes receivable	(27)	(17)	(47)	105	(440)
Other assets	(390)	341	(72)	519	(1,626)
Accounts payable	(3,293)	252	265	(2,192)	2,419
Deferred revenue	(252)	(827)	(544)	4	(137)
Other current liabilities	822	803	1,040	384	17
Income taxes payable	(149)	96	(55)	305	(255)
Other long term liabilities	(350)	(166)	(119)	(798)	(649)
Net cash (used in) provided by operating activities	(941)	(787)	4,232	5,596	12,429

Investing activities
Purchase of marketable securities	(9,236)	(3,841)	-	(59,047)	(27,280)
Maturities of marketable securities	9,580	7,426	8,340	44,901	27,625
Purchases of property and equipment	(5,890)	(5,563)	(916)	(18,575)	(18,390)
Proceeds from sale of cost basis investment	1,237	-	-	1,237	10,154
Proceeds from sale of the Web Content Management business	12,341	-	-	12,341	-
Proceeds from sale of discontinued operations	-	5	224	124	7,441
Net cash (used in) provided by investing activities	8,032	(1,973)	7,648	(19,019)	(450)

Financing activities
Payments on capital lease obligations	(177)	(278)	(427)	(1,301)	(1,749)
Proceeds from exercise of stock options	9	27	34	38	189
Proceeds from employee stock purchase plan	225	-	-	225	-
Cash paid for purchase of common stock	-	-	(4,578)	(5,512)	(20,851)
Payment of employee tax withholdings related to restricted stock	(64)	(180)	(81)	(2,372)	(682)
Net cash used in financing activities	(7)	(431)	(5,052)	(8,922)	(23,093)
Effect of exchange rate changes on cash and cash equivalents	(350)	310	(232)	(606)	(171)

Discontinued operations
Cash used in operating activities of discontinued operations	-	(8)	(149)	(8)	(149)
Net (decrease) increase in cash and cash equivalents	6,734	(2,889)	6,447	(22,959)	(11,434)
Cash and cash equivalents, beginning of period	79,222	82,111	102,468	108,915	120,349
Cash and cash equivalents, end of period	$85,956	$79,222	$108,915	$85,956	$108,915

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and Adjusted EBITDA as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, amortization of intangibles, acquisition related expenses, gain on sale of cost basis investment and WCM business and discontinued operations. We define EBITDA as GAAP net income (loss) before interest income, interest expense, gain on sale of cost basis investment and WCM business, other income and expense, provision for income taxes, depreciation and amortization, and discontinued operations. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define Adjusted EBITDA as EBITDA adjusted for share-based compensation, litigation expenses and acquisition related expenses. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors' use of operating performance comparisons from period to period as well as across companies. In addition, it should be noted that our performance-based executive officer bonus structure is tied closely to our performance as measured in part by certain non-GAAP financial measures.

The terms Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are not defined under United States generally accepted accounting principles, or United States GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with United States GAAP. Our Non-GAAP net income (loss), EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with United States GAAP. Some of these limitations include, but are not limited to:

  EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
  they do not reflect changes in, or cash requirements for, our working capital needs;
  they do not reflect the cash requirements necessary for litigation costs;
  they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur;
  they do not reflect income taxes or the cash requirements for any tax payments;
  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;
  while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and
  other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP net income (loss) and Adjusted EBITDA only as supplemental support for management's analysis of business performance. Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.
Reconciliation of U.S. GAAP Net Loss to Non-GAAP Net Loss
(In thousands)
(Unaudited)

	Three Months Ended			Twelve Months Ended

	December 31,	September 30,	December 31,	December 31,	December 31,
	2013	2013	2012	2013	2012

U.S. GAAP net loss	$(5,115)	$(10,918)	$(12,234)	$(35,402)	$(32,896)

Share-based compensation	2,545	3,223	3,640	12,345	14,475
Litigation defense expenses	151	149	361	450	527
Acquisition related expenses	63	146	(17)	176	(388)
Amortization of intangible assets	682	711	727	2,843	2,871
Gain on sale of cost basis investment	-	-	-	-	(9,420)
Gain on sale of the Web Content Management business	(3,836)	-	-	(3,836)	-
Loss from discontinued operations	411	15	1,943	426	2,861

Non-GAAP net loss	$(5,099)	$(6,674)	$(5,580)	$(22,998)	$(21,970)

LIMELIGHT NETWORKS, INC.
Reconciliation of U.S. GAAP Net Loss to EBITDA to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended			Twelve Months Ended

	December 31,	September 30,	December 31,	December 31,	December 31,
	2013	2013	2012	2013	2012

U.S. GAAP net loss	$(5,115)	$(10,918)	$(12,234)	$(35,402)	$(32,896)

Depreciation and amortization	6,343	6,711	8,523	28,746	33,835
Interest expense	12	15	41	76	177
Gain on sale of cost basis investment	-	-	-	-	(9,420)
Gain on sale of the Web Content Management business	(3,836)	-	-	(3,836)	-
Interest and other (income) expense	(735)	468	(59)	(1,128)	246
Income tax expense	59	197	167	387	481
Loss from discontinued operations	411	15	1,943	426	2,861

EBITDA	(2,861)	(3,512)	(1,619)	(10,731)	(4,716)

Share-based compensation	2,545	3,223	3,640	12,345	14,475
Litigation defense expenses	151	149	361	450	527
Acquisition related expenses	63	146	(17)	176	(388)

Adjusted EBITDA (loss)	$(102)	$6	$2,365	$2,240	$9,898

Conference Call

At approximately 4:30 p.m. EST (1:30 p.m. PST) today, management will host a quarterly conference call for investors. Investors can access this call toll-free at 877-388-8480 within the United States or +1 678-809-1592 outside of the U.S. The conference call will also be audiocast live from http://www.limelight.com and a replay will be available following the call from the Company's website.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company's revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly or annual financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

About Limelight

Limelight Networks (NASDAQ: LLNW), a global leader in digital content delivery, empowers customers to better engage digital audiences by enabling them to manage and deliver digital content on any device, anywhere in the world. The Company's award winning Limelight Orchestrate™ platform includes an integrated suite of content delivery technology and services that helps organizations deliver exceptional multi-screen experiences, improve brand awareness, drive revenue, and enhance customer relationships — all while reducing costs. For more information, please visit www.limelight.com, read our blog, and be sure to follow us on Twitter at www.twitter.com/llnw.

Copyright (C) 2014 Limelight Networks, Inc. All rights reserved. All product or service names are the property of their respective owners.

CONTACT:
Limelight Networks, Inc.
Pete Perrone, 602-850-5000
ir@llnw.com
or
famaPR on behalf of Limelight Networks
Amy Peterson, 617-986-5020
limelight@famapr.com